Exhibit 99.1
Navitas Semiconductor Announces Second Quarter 2023 Financial Results

•Revenue up 110% from prior year, and up 35% from prior quarter.

•Customer pipeline increased 30% to over $1 billion, with growth across all markets.

•Cumulative shipments now exceed 100 million GaN and 12 million SiC devices.

TORRANCE, CA., Aug. 14, 2023 — Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the second quarter ended June 30, 2023.

“Navitas was founded with the mission to ‘Electrify Our World’ as we accelerate the planet’s transition from fossil-fuels to renewable energy sources and clean-energy applications,” said Gene Sheridan, CEO and co-founder. “As the only pure-play, nextgen, power semi company, our leading-edge GaN and SiC technologies are delivering extraordinary growth in both near-term revenue and our customer opportunity pipeline across all key markets including EV, renewable energy, data center, appliance/industrial and mobile segments.”

Financial Highlights

•    Revenue: Total revenue grew to $18.1 million in the second quarter of 2023, a 110% increase from $8.6 million in the second quarter of 2022 and a 35% increase from $13.4 million in the first quarter of 2023.
•    Gross Margin: GAAP and non-GAAP gross margin for the second quarter of 2023 was 41.5% compared to 41.6% in the second quarter of 2022 and increased from 41.1% for the first quarter of 2023.
•    Income (Loss) from Operations: GAAP loss from operations for the second quarter was $27.2 million, compared to a loss of $20.0 million in the second quarter of 2022 and a loss of $35.5 million in the first quarter of 2023. On a nonGAAP basis loss from operations for the quarter was $9.6 million compared with a loss of $8.9 million in the second quarter of 2022 and a loss of $12.3 million in the first quarter of 2023.
•    Cash: Cash and cash equivalents were $177.7 million as of June 30, 2023.

Market Highlights

•EV: Strong growth in both on-board and roadside fast chargers, with new EV consortium plans for 30,000 fast chargers in US alone, create additional demand for leading-edge, high-voltage GeneSiC products. Number of customer pipeline projects up over 50%.
•    Data Center: Al processing demands have been doubling every 3.4 months. Pipeline projects up over 50%. The latest Al processors, such as NVIDIA’s GH200, consume up to 1,000W of power. Significant opportunity for GaN power ICs to meet these dramatic increases in the required power, efficiency and density. New 3.2 kW GaN IC-based server power supply platform delivers industryleading 100 W/in3 and over 96% efficiency to surpass the EU’s ‘Titanium’ specification.
•    Solar/Energy Storage: Despite some market softness, experiencing rapid increase in GaN and SiC adoption in solar inverters and energy storage systems (ESS) with attach rates doubling, now up to 60%. Customer pipeline revenue per solar/ESS customer project has increased over 100%.
•    Appliance/Industrial: Major trend to electrification leads to doubling of customer pipeline projects based on demand for high-efficiency, motor drive applications including dishwashers, refrigerators, washing machines, air conditioners, heat pumps, factory automation, robotics and HVAC systems.
•    Mobile: Despite global consumer softness, experiencing significant growth in China & Korea for mainstream models at Xiaomi, Oppo, Samsung and dozens of others as Navitas’ GaN-based chargers have achieved system-cost parity with silicon chargers.
•    Customer pipeline: Up from $760M in Q1 to over $1B in Q2, with important growth in both the number of customer projects and revenue potential across all target markets.

Business Outlook

Third-quarter 2023 net revenues are expected to increase to $21 million plus or minus 2%. Given expected continued strength in the lower-margin mobile market, gross margin for the third quarter is expected to be relatively flat compared to the second quarter of 2023. Operating expenses, excluding stock-based compensation and amortization of intangible assets, are expected to be approximately $18.5 to $19.5 million in the third quarter of 2023. Weighted-average basic share count is expected to be approximately 175 million shares at the end of the third quarter of 2023.

Navitas Investor Day: November 30th, 2023, Navitas HQ, Torrance, CA.

Investors and analysts are invited to participate in a comprehensive agenda which will include a new “Electrify” experience center to detail the past, the present and an exciting future vision for the world of electrified power applications. The agenda also includes four major new GaN or SiC technology platforms to transform many of our target markets, plus detailed review of customer pipeline, guest speakers, and high-level view of 2024 outlook.

Navitas Q2 2023 Financial Results Conference Call and Webcast Information:

When: Monday, August 14th, 2023

Time: 2:00 p.m. Pacific/ 5:00 p.m. Eastern
Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 6930423
Live Webcast: https://edge.media-server.com/mmc/p/93f4gmci

Replay: A replay of the call will be accessible from the Investor Relations section of the Company's website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures

This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) nonGAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP research and development expense, (iv) non-GAAP loss from operations, and (v) non-GAAP loss per share, and (vi) non-GAAP selling, general and administrative expense. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses, which are outlined in the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. All customer pipeline information constitutes forward-looking statements. Customer pipeline is not a proxy for backlog or future revenue or other measure or indicator of financial performance. Rather, Navitas uses customer pipeline as a statistical metric to indicate relative changes in future potential business across various end markets. Time horizons vary accordingly, based on product type and application. Actual business realized depends on ultimate customer selection, program share and other factors discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”

Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release. These statements are also based on current expectations of the management of Navitas and are not predictions of actual performance. Such forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas. Forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of the acquisition on customer and supplier relationships or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas' business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. These and other risk factors are discussed in the Risk Factors section beginning on p. 15 of our annual report on Form 10-K for the year ended December 31, 2022, and in other documents we file with the SEC, including our quarterly reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance/ industrial, data center, mobile and consumer. Over 185 Navitas patents are issued or pending. Over 100 million GaN and 12 million SiC units have been shipped, and with the industry's first and only 20-year GaNFast warranty. Navitas was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas, GaNFast, GaNSense, GeneSiC, and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names, and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Contact Information

Stephen Oliver, VP Corporate Marketing & Investor Relations ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
NET REVENUES	$18,062	$8,611	$31,420	$15,351
COST OF REVENUES (exclusive of amortization of intangibles included below)	10,572	5,026	18,445	8,803
GROSS PROFIT	7,490	3,585	12,975	6,548
OPERATING EXPENSES:
Research and development	16,791	9,522	34,186	22,847
Selling, general and administrative	13,151	13,993	32,209	38,537
Amortization of intangible assets	4,773	84	9,272	172
Total operating expenses	34,715	23,599	75,667	61,556
LOSS FROM OPERATIONS	(27,225)	(20,014)	(62,692)	(55,008)
OTHER INCOME (EXPENSE), net:
Interest income, net	806	52	1,709	28
Gain from change in fair value of warrants	—	—	—	51,763
Gain (loss) from change in fair value of earnout liabilities	(32,224)	54,854	(59,976)	118,260
Other income (expense)	20	(785)	31	(1,141)
Total other income (expense), net	(31,398)	54,121	(58,236)	168,910
INCOME (LOSS) BEFORE INCOME TAXES	(58,623)	34,107	(120,928)	113,902
INCOME TAX (BENEFIT) PROVISION	(96)	270	(35)	273
NET INCOME (LOSS)	(58,527)	33,837	(120,893)	113,629
LESS: Net income (loss) attributable to noncontrolling interest	—	—	(518)	—
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(58,527)	33,837	(120,375)	113,629
NET INCOME (LOSS) PER SHARE:
Basic	$(0.35)	$0.27	$(0.75)	$0.93
Diluted	$(0.35)	$0.26	$(0.75)	$0.87
SHARES USED IN PER-SHARE CALCULATION:
Basic	165,606	124,030	161,086	121,827
Diluted	165,606	132,132	161,086	130,882

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per-share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$7,490	$3,585	$12,975	$6,548
GAAP gross profit margin	41.5%	41.6%	41.3%	42.7%
Non-GAAP gross profit	$7,490	$3,585	$12,975	$6,548
Non-GAAP gross profit margin	41.5%	41.6%	41.3%	42.7%
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$16,791	$9,522	$34,186	$22,847
Stock-based compensation expenses	(6,947)	(3,037)	(14,124)	(10,531)
Non-GAAP Research and development	9,844	6,485	20,062	12,316
GAAP Selling, general and administrative	13,151	13,993	32,209	38,537
Stock-based compensation expenses	(5,624)	(7,999)	(15,607)	(25,831)
Acquisition-related expenses	(215)	—	(1,467)	—
Payroll taxes on vesting of employee stock-based compensation	(40)	—	(285)	—
Other	(76)	—	(76)	—
Non-GAAP Selling, general and administrative expense	7,196	5,994	14,774	12,706
Total Non-GAAP operating expenses	$17,040	$12,479	$34,836	$25,022
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(27,225)	$(20,014)	$(62,692)	$(55,008)
GAAP operating margin	(150.7)%	(232.4)%	(199.5)%	(358.3)%
Add: Stock-based compensation expenses included in:
Research and development	6,947	3,037	14,124	10,531
Selling, general and administrative	5,624	7,999	15,607	25,831
Total	12,571	11,036	29,731	36,362
Acquisition-related expenses	215	—	1,467	—
Amortization of acquisition-related intangible assets	4,773	84	9,272	172
Payroll taxes on vesting of employee stock-based compensation	40	—	285	—
Other	76	—	76	—
Non-GAAP loss from operations	$(9,550)	$(8,894)	$(21,861)	$(18,474)
Non-GAAP operating margin	(52.9)%	(103.3)%	(69.6)%	(120.3)%
RECONCILIATION OF NET LOSS PER SHARE
GAAP net income (loss) attributable to controlling interest	$(58,527)	$33,837	$(120,375)	$113,629
Adjustments to GAAP net loss
Total stock-based compensation	12,571	11,036	29,731	36,362
Acquisition-related expenses	215	—	1,467	—
Amortization of acquisition-related intangible assets	4,773	84	9,272	172
Payroll taxes on vesting of employee stock-based compensation	40	—	285	—
Gain from change in fair value of warrants	—	—	—	(51,763)
Loss (Gain) from change in fair value of earnout liabilities	32,224	(54,854)	59,976	(118,260)
Other expense	56	785	45	1,141
Non-GAAP net loss	$(8,648)	$(9,112)	$(19,599)	$(18,719)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	165,606	124,030	161,086	121,827
Non-GAAP net loss per share (basic and diluted)	$(0.05)	$(0.07)	$(0.12)	$(0.15)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	June 30, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$177,748	$110,337
Accounts receivable, net	15,153	9,127
Inventories	18,895	19,061
Prepaid expenses and other current assets	4,291	3,623
Total current assets	216,087	142,148
PROPERTY AND EQUIPMENT, net	7,255	6,532
OPERATING LEASE RIGHT OF USE ASSETS	6,150	6,381
INTANGIBLE ASSETS, net	100,847	105,620
GOODWILL	163,215	161,527
OTHER ASSETS	5,600	3,054
Total assets	$499,154	$425,262
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$17,683	$14,653
Accrued compensation expenses	6,708	3,907
Current portion of operating lease liabilities	1,403	1,305
Other liabilities	10,158	486
Total current liabilities	35,952	20,351
LONG-TERM LIABILITIES:
OPERATING LEASE LIABILITIES NONCURRENT	4,919	5,263
EARNOUT LIABILITY	73,040	13,064
DEFERRED TAX LIABILITIES	1,829	1,824
Total liabilities	115,740	40,502
STOCKHOLDERS’ EQUITY:
Total stockholders’ equity of Navitas Semiconductor Corporation	383,414	381,132
Noncontrolling interest	—	3,628
Total equity	383,414	384,760
Total liabilities stockholders’ equity	$499,154	$425,262

Contact Information
Stephen Oliver, VP Corporate Marketing & Investor Relations
ir@navitassemi.com